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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-64693 and 333-75581) and Form S-8 (No. 333-94306, 333-02378, 333-28405, 333-67031, 333-76923, 333-84687, 333-95721 and
333-56498) of Legato Systems, Inc of our report dated January 26, 2001 relating to the financial statements, which is incorporated in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

San Jose, California
March 28, 2001